Exhibit 10.1
CREDIT AGREEMENT
EXTENSION AGREEMENT
July 23, 2025

JPMorgan Chase Bank, N.A. and Citibank, N.A.,
as Administrative Agents for the Lenders party to the
Credit Agreement referred to below

Lenders:
Each of the undersigned Lenders (each such Lender, an “Extending Lender”) hereby agrees, in reliance of the certifications set forth in the Extension Request delivered by the Borrower to the Administrative Agent on July 7, 2025, to extend, effective July 23, 2025 (the “Effective Date”), its Commitment and the Maturity Date under the 5-Year Revolving Credit Agreement, dated as of October 24, 2023, (as amended or modified from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among Altria Group, Inc. (“Altria”), the Lenders party thereto and JPMorgan Chase Bank, N.A. and Citibank, N.A., as Administrative Agents, for an additional one year period to October 24, 2029 pursuant to Section 2.20 of the Credit Agreement.
Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed. For avoidance of doubt, this Extension Agreement is a Loan Document as defined in the Credit Agreement.
This Extension Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Extension Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Fee Letter and/or any document to be signed in connection with this Extension Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Omitted]